Exhibit 10.14

Document Title: SOW - Hydroman - Megaphoton v2.docx	Document #: 89757	Organization: Megaphoton Inc

Revision: 02	Document Owner: Clark	Effective Date: May.04.2020

SOW – Commercial level

APPROVALS

NAME	TITLE	DEPT NAME	DATE
Sarah Shi	V.P. of Sales	Sales	May.04.2020

REVISION HISTORY

REV.	DESCRIPTION OF CHANGE	ORIGINATOR	RELEASE DATE
00	Add details in Page 3 and Page 4	Clark	May.02.2020
01	Change details in Page 4	Clark	May.03.2020

TABLE OF CONTENTS

1.	Purpose	3

2.	The Parties Concerned	3

3.	General Agreement	3

4.	Timeline	4

4.1.	Timeline for All New Models for First Build	4

4.2.	Timeline for Existing Models for First Build	4

5.	Models and Requirement	5

5.1.	LED Series Models and Requirement	5

5.2.	HID Series Models and Requirement	6

6.	NPI Cost	9

6.1.	IDL Cost	9

6.2.	NRE Cost	9

7.	Non-Disclosure Agreement	9

1.	Purpose

The purpose of this document is to define the scope of work to be achieved on the completely strategical cooperation between Hydroman Inc and Megaphoton Inc. based on the principle of equality and mutual benefit after friendly negotiation.

2.	The Parties Concerned

Party A: HYDROMAN, INC.

Add: 11278 LOS ALAMITOS BLVD.,#726 LOS ALAMITOS, California 90720 USA

Party B: Megaphoton Inc.

Add: 15 North Airport road, Sanzao, Town, Zhuhai City, Guangdong Province, China

3.	General Agreement

In order to develop the North American market, after friendly negotiation, Party B will take responsibility for:

A. Providing manufacturing service for Party A for all grow lights and supplies products lines, the service includes but not limited to design and develop new products per Party B’s requirement, manufacturing the both existing and all new products with extremely competitive price;

B. Besides, considering this Covid-19 special stage, until 31st of May, 2021, Party B will completely support Party A for marketing promotion and products selling by using Party B’s present marketing and sells team resources;

C. Party B will afford the US local warehouse storage fee for Party A until early of 2021, and Part B will add extra 10% overhead fee beyond the corresponding cost.Also Party B will afford the logistic fee and customs duties for Party A, Part B will add extra 10% overhead fee beyond the corresponding cost, which will be put averagely into the unit price of products and be returned to Party B as a form of merchandise payment;

D. Party B will provide all pre-sale and after-sale services for Party A, which includes but not limited to project consultant, lighting map design, electricity design, customer maintenance, products installation and replacement, etc., and Party B will charge the corresponding fee from Party A as return, the detailed charging standard will be attached in Annex III.

Party A will take responsibility for:

A. Party A authorizes Party B as the exclusive supplier of the agricultural industry equipment including but not limited to grow lights and related supplies, Party A will only purchase the grow lights from Party B in 3 years;

B. Party A must afford all the costs that generate within the new product R&D stage, which includes but not limited to the IDL cost, equipment cost, tooling cost, certificate, etc, the relevant cost will be averagely put into the quote of the products；

C. Party A shall pay $500,000.00 to Party B as Project Security Deposit, this deposit shall be completely paid in batches within December 31st of 2020;

D. Party A shall pay pre-sale and after-sale services fee including project consultant, lighting map design, electricity design, customer maintenance, products installation and replacement to Party B.

4.	Timeline

4.1.	Timeline for All New Models for First Build

4.2.	Timeline for Existing Models for First Build

5.	Models and Requirement

5.1.	LED Series Models and Requirement

No.	MPN	Basic Requirement	Picture	New Model(Y/N)
1	ML-TYT6300B	1. Power:630W 8bars 2. Rated Voltage :100-277V 3. Efficacy (μMol/J): 2.7µmol/J 4. PPF：1700μmol/s 5. IP Rating: IP66 6. Certificate: ETL,DLC 7. 5 years warranty		Y
2	ML-TYN6600A	1. Power:630W 6bars 2. Rated Voltage :100-277V 3. Efficacy (μMol/J): 2.7µmol/J 4. PPF：1700μmol/s 5. IP Rating: IP66 6. Certificate: ETL,DLC 7. 5 years warranty		Y
3	ML-TYU6600A	1. Power:630W 6bars 2. Rated Voltage :277-480V 3. Efficacy (μMol/J): 2.7µmol/J 4. PPF：1700μmol/s 5. IP Rating: IP66 6. Certificate: ETL,DLC 7. 5 years warranty		Y
4	ML-TRT63000	1. PPF: 1700umol/s 2. INOUT POWER: 630W 3. EFFICACY: 2.7umol/j 4. CINPUT VOLTAGE: 120- 277V/ 277-480V 5. LIFETIME:＞50,000 HOURS 6. DIMMING: 0-10V		Y
5	ML-TYU66007	1. Power:660W 8bars 2. Rated Voltage :120-277V 3. Efficacy (μMol/J): 2.7µmol/J 4. PPF：1700μmol/s 5. IP Rating: IP66 6. Certificate: ETL,DLC 7. 5 years warranty		N
6	ML-TYU66001	1. Power:660W 8bars 2. Rated Voltage :120-277V 3. Efficacy (μMol/J): 2.7µmol/J 4. PPF：1700μmol/s 5. IP Rating: IP66 6. Certificate: ETL,DLC 7. 5 years warranty		N

5.2.	HID Series Models and Requirement

No.	MPN	Basic Requirement	Picture	New Model(Y/N)
1	H1-1000CLW- GMJ (1000W 120-240V Adjustable Reflector)

1. Wattage: 1000W Input Voltage: 120-240V

2. Dimming type:600/750/ 825/ 1000 /1150/ and 0-10V

3. Controllable lighting fixture

4. Die casting arm

5. Alanod( Germany) reflector

6. Certificate: UL, ETL

7. 3 years warranty

8. Lamp included

Y
2	H1- 1000277K5W- GIB(1000W 277V Narrow Reflector)

1. Wattage: 1000W Input Voltage:277V

2. Dimming type:600/750/ 825/ 1000 /1150/ and 0-10V

3. Controllable lighting fixture

4. Die casting arm

5. Alanod( Germany) reflector

6. Certificate: UL, ETL

7. 3 years warranty

8. Lamp included

Y
3	H1- 1000CG2W- GIC(1000W 120-240V Big Reflector)

1. Wattage: 1000W Input Voltage: 120-240V

2. Dimming type:600/750/ 825/ 1000 /1150/ and 0-10V

3. Controllable lighting fixture

4. Die casting arm

5. Alanod( Germany) reflector

6. Certificate: UL, ETL

7. 3 years warranty

8. Lamp included

Y
4	H1- 1000CM6W- GIA

1. Wattage: 1000W Input Voltage: 120-240V

2. Dimming type:600/750/ 825/ 1000 /1150/ and 0-10V

3. Controllable lighting fixture

4. Die casting arm

5. Alanod( Germany) reflector

6. Certificate: UL, ETL

7. 3 years warranty

8. Lamp included

Y
5	H1- 1000CY1W- GIU

1. Wattage: 1000W Input Voltage: 120-240V

2. Dimming type:600/750/ 825/ 1000 /1150/ and 0-10V

3. Controllable lighting fixture

4. Die casting arm

5. Alanod( Germany) reflector

6. Certificate: UL, ETL

7. 3 years warranty

8. Lamp included

Y

6	H1- 1000CY1W- GI19 (1000W 120- 240V Narrow Reflector)

1. Wattage: 1000W Input Voltage: 120-240V

2. Dimming type:600/750/ 825/ 1000 /1150/ and 0-10V

3. Controllable lighting fixture

4. Die casting arm

5. Alanod( Germany) reflector

6. Certificate: UL, ETL

7. 3 years warranty

8. Lamp included

N
7	H1- 1000CY1W- GI34 (1000W 120-240V Open Reflector)

1. Wattage: 1000W Input Voltage: 120-240V

2. Dimming type:600/750/ 825/ 1000 /1150/ and 0-10V

3. Controllable lighting fixture

4. Die casting arm

5. Alanod( Germany) reflector

6. Certificate: UL, ETL

7. 3 years warranty

8. Lamp included

N
8	H1-1000CLW- GMM/H1- 1000CLW- GMG (1000W 120-240V Horizontal)

1. Wattage: 1000W Input Voltage: 120-240V

2. Dimming type:600/750/ 825/ 1000 /1150/ and 0-10V

3. Controllable lighting fixture

4. Die casting arm

5. Alanod( Germany) reflector

6. Certificate: UL, ETL

7. 3 years warranty

8. Lamp included

N
9	H1- 1000EY1W- GIA (1000W 240V-277V Wireland)

1. Wattage: 1000W Input Voltage: 240-277V

2. Dimming type:600/750/ 825/ 1000 /1150/ and 0-10V

3. Controllable lighting fixture

4. Die casting arm

5. Alanod( Germany) reflector

6. Certificate: UL, ETL

7. 3 years warranty

8. Lamp included

N
10	H1- 1000240AW- GMN

1. Wattage: 1000W Input Voltage: 240V

2. Dimming type:600/750/ 825/ 1000 /1150/ and 0-10V

3. Controllable lighting fixture

4. Die casting arm

5. Alanod( Germany) reflector

6. Certificate: UL, ETL

7. 3 years warranty

8. Lamp included

N

11	H1-315CKW- WVE	1. Wattage:315W Input Voltage:120-240V 2. Dimming type: 0-10V 3. reflector type: medium 4. not including lamp 5. Certificate: UL 6. Lamp included	N
12	H1-315CKW- WVG	1. Wattage:315W Input Voltage:120-240V 2. Dimming type: 0-10V 3. reflector type: medium 4. including lamp 5. Certificate: UL 6. 3 years warranty	N
13	H1- 315277K5W- WVA/H1- 315277K5W- WVB	1. Wattage:315W Input Voltage:277V 2. Dimming type: 0-10V 3. reflector type: medium 4. including lamp 5. Certificate: UL 6. 3 years warranty	N
14	H2-315CSW- WVA

1. Wattage:630W Input Voltage:120-240V(277V is also availabe)

2. Dimming type: 0-10V dimming

3. reflector type: medium

4. fixture with 2pcs 315W CMH lamps

5. including lamp

6. Certificate: UL

7. 3 years warranty

8. IEC connector

N
15	H1-630CY1W- WNC	1. Wattage:630W Input Voltage:120-240V 2.Dimming type: 0-10V dimming 3. reflector type: medium 5. including lamp 6. Certificate: ETL 7. 3 years warranty 8. IEC connector	N
16	H1- 1000CO1W- GAA	1000W Ballast 120-240V	N
17	LZTKZQ-01	LED 0-10V Controller	N

6.	NPI Cost

6.1.	IDL Cost

Total 231100USD, all the cost will be averagely put into the products quote, checking Annex I for the details.

6.2.	NRE Cost

Total 533900USD, all the cost will be averagely put into the products quote, checking Annex II for the details.

7.	Non-Disclosure Agreement

Both parties should keep highly confidential about the information which may include ideas, designs, engineering and manufacturing processes, drawings, formulas, and procedures. It also may include business and strategic plans, capit al spending plans, pricing data, procurement plans, financial information, employ ee records, lists of customers, manufacturing processes, customer or supplier list s and pricing, new ideas, trade secrets, inventions, and patent applications. Confi dential information may be in the form of hard copy or soft copy or electronic com munication such as emails and it may or may not be marked as confidential.

Party A（Signature）:	/s/ John Wang	Party B（Signature）:

Date: May.04. 2020.		Date:May.04. 2020.

Annex I

Annex II

Annex III

Pre-Sale & After-Sale Services Charging Standard